Exhibit 32.2

                                  SECTION 1350
                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of C&D Technologies, Inc. ("C&D"), to his knowledge, that the Annual Report of C&D on Form 10-K for the period ended January 31, 2006, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of C&D.


Date: April 10, 2006                      /s/ Ian J. Harvie
      -----------------                   ------------------------------------
                                                 Ian J. Harvie
                                                 Vice President Finance
                                                 and Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)

      A signed original of this certification required by Section 906 has been provided to C&D Technologies, Inc. and will be retained by C&D Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.